EXHIBIT 10.12


BANKING CONTRACT




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                      CAREER AGENCY SYSTEM BANKING CONTRACT

         THIS CONTRACT is made this 1st day of December, 2000, by and between Cestatee Bancshares, Inc., 6639 Highway 53 East, Dawsonville, GA 30534, and Stephen Squires, 100 Ashford Center North, Suite 250, Atlanta, GA 30338 and the Massachusetts Mutual Life Insurance Company of 1295 State Street, Springfield, MA 01111 and any of the subsidiaries of the Massachusetts Mutual Life Insurance Company that have executed this Agreement.

WITNESSETH:
         In consideration of the mutual covenants contained herein the said parties do hereby agree as follows:

     1. Definitions: The following definitions are applicable to the terms used in this document, any amendments hereto and any schedules made a part hereof:
         Company refers to the Massachusetts Mutual Life Insurance Company, and any of its subsidiaries and affiliates that have executed this Agreement.
         General Agent ("GA") refers to the General Agent of the Company who executed this Agreement.
         Customers refers to clients of the Financial Institution who are not prior policyholders or insureds of the Company and who purchase Company products under this Contract.
         Financial Institution ("FI") refers to the Financial Institution and the subsidiaries and affiliates of the Financial Institution that have executed this Contract, including the Financial Institution Agency.
         Financial Institution Agency ("FI Agency") refers only to the insurance subsidiaries and affiliates of the Financial Institution that have executed this Contract.
         Assigned Agents refers to the individuals assigned by the GA who shall solicit and service insurance products. Assigned Agents may be independent contractors of the FI Agency only if the Assigned Agents' principal business activity is the sale and solicitation of insurance products on behalf of the FI Agency.
         Contract refers to this agreement between the FI, the General Agent, and the Company. This Contract may also be known and identified as a "Career Agency System Banking Contract" and shall become effective on the date hereinafter stated.
         Ordinary Business refers to traditional individual insurance and annuity policies issued by the Company. Registered products may not be sold under this Agreement.
         Group Business refers to Group insurance, employee insurance, and Group Annuity policies and any applicable amendments issued by the Company.
         Business refers to commissions and fees of every type, overrides, persistency credits, and any other amounts allowed the FI Agency under this Contract. All Compensation shall be paid to the FI Agency directly; it shall remain the responsibility of the FI Agency to pay compensation (if any) to the Assigned Agents.

         Ordinary Business will be secured hereunder if the completed application is received at the Company's Home Office while this Contract is in force. Group Business will be secured hereunder if the completed preliminary application or request for amendment to Group Business is received by the Company's Home Office while this Contract is in force.

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     2. Appointment: The GA appoints the FI Agency to market, solicit applications for, and provide service to policyholders regarding the Business of the Company. Assigned Agents of the FI Agency must be appointed by the Company to solicit and service Company insurance products. The Company shall have the sole right to appoint and/or terminate any Assigned Agent it chooses, and may perform any investigation it desires to determine whether it will appoint an Assigned Agent. The Company and the GA each have the right to investigate the actions of an Assigned Agent and recommend disciplinary or corrective action procedures as an alternative to termination of the appointment of an Assigned Agent.
     The FI Agency and duly appointed Assigned Agents shall have the right to submit applications and amendments to the GA for individual life insurance and annuity policies issued by the Company. All such applications and amendments, including medical examiners' reports, if any, shall be forwarded promptly to the GA. Neither the FI, the Assigned Agents, nor any applicant shall have any right of action against the GA or the Company because of refusal by the Company, for any reason, to issue or amend a policy on any such application or amendment. The FI Agency is hereby authorized to collect initial premium checks (in accordance with Company guidelines) payable to the Company in exchange for the appropriate Company receipt.

     3. No Employment Relationship: The FI is an independent contractor and neither the FI nor any employee of the FI, nor any Assigned Agent, is an employee of the GA or the Company. Nothing in this Contract shall be construed as creating the relationship of employer and employee, or partner, between the GA or the Company and the FI, or between the GA or the Company and Assigned Agents or other persons under contract with the FI.
     The Company and the GA each have the right to refuse business from the FI and/or from any particular Assigned Agent in the sole discretion of the Company or the GA. The Company and the GA are both free to exercise independent judgment in the conduct of their business.
     The FI Agency has the right to submit business to any other Company in their sole discretion. The FI Agency is free to exercise independent judgment in the conduct of their business.
     The FI and the FI Agency represent and warrant to the GA and the Company that the FI, the FI Agency, and persons under contract with them shall represent the applicant of Company products, not the GA or the Company, for all transactions.
     4. Authority of FI Agency: The FI Agency has no other authority than expressly set forth herein, and no other authority may be implied from the authority expressly granted herein. This Contract authorizes the FI Agency to:
         (a) market the GA, the Company, and the Company's Business;
         (b) solicit and secure applications for Business concurrently with an agent assigned by the GA;
         (c) provide service to Customers, however, it is anticipated that although the FI Agency is authorized to take these actions, the actions will actually be performed by the GA and Assigned Agents; and
        (d) contract the GA for service and sales support.

     5. Limitations of the FI's Authority: The FI understands that the FI (which includes the FI Agency) is not authorized to do, and agrees that the FI, and persons under contract with it, will not do, any of the following:
         (a) deliver or authorize anyone to deliver any policy issued by the Company except in compliance with the terms and conditions of the policy

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governing such delivery, in the case of insurance, except during the lifetime of the person for whom such insurance is proposed and while such person continues to be acceptable for such insurance under the underwriting practices of the Company;
         (b) act in a fiduciary capacity, unless the proper disclosure forms are executed and provided to the Company, with respect to any Company product for any person or persons having any interest in any policy, contract, loan, or other agreement made by the Company or GA;
         (c) open, or authorize anyone to open, any bank accounts or other accounts in the name of the Company or the GA;
         (d) incur any obligations in the name of or on behalf of the Company or the GA;
         (e) utilize any advertising or marketing materials describing or referring to the Company or any product of the Company unless such materials were provided by the Company, or were previously approved in writing by the Company;
         (f) make any misrepresentation or incomplete comparison of any product of the Company or of any product of a competitor of the Company for the purpose of selling a product of the Company;
         (g) make, enter, alter, or discharge any policy, contract, or agreement on behalf of or in the name of the Company or the GA;
         (h) waive or alter any of the provisions or conditions of any policy, contract or agreement made by the Company;
         (i) bind the Company by making any promise or by accepting any representation or information not contained in an application;
         (j) accept risks or fix any extra premium for hazardous risks;
         (k) collect or receive any premium or installment of premium other than the initial premium in exchange for a Company receipt and in accordance with the rules of the Company;
         (l) extend the time for paying premiums;
         (m) accept any past due premium unless expressly authorized in writing by the Company; (n) bind the Company to make a loan of any kind or to accept any payment on a loan made by the Company; (o) alter or amend any papers sent or delivered to them by the Company; (p) solicit Business without an agent assigned by the GA.

     6. Representations, Agreements and Undertakings of the FI (including FI Agency):
         (a) FI Agency Licenses: The FI represents that the FI Agency holds, and will maintain, all state and other licenses required to perform the duties and obligations imposed by this Contract and required to receive all compensation due pursuant to the terms of this Contract. The FI further represents that said licenses are currently in good standing in each state or jurisdiction, and that no licenses have ever been revoked, suspended or rescinded in any jurisdiction. The FI represents that neither the FI, the FI Agency, nor any of their employees are currently the subject of any disciplinary proceeding or investigation in any state or jurisdiction and have never been fined by any insurance regulator, the SEC, or the NASD. The FI Represents that the FI has never been convicted of any felony. If there is any change to these representations, the FI will notify the GA and the Company within thirty (30) days.
         (b) Training and Supervision: The FI represents that the FI Agency will provide training and supervision for employees to ensure that employees:

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             (i) comply with all applicable banking and insurance laws and regulations governing the sale and service of Company product;
              (ii) comply with the terms of this Contract;
              (iii) use only GA and Company approved advertising and marketing materials for Company products; (iv) submit only applications that have been properly completed and for which any Assigned Agent and the FI Agency have the licenses and appointments required by the Company and by applicable laws, rules, and regulations;
         (c) Applicable Submission: The FI Agency will not solicit applications without an Assigned Agent; therefore, all application submissions will be handled by Assigned Agent and the GA.
         (d) Compliance: The FI represents that the FI, the FI Agency, Assigned Agents, employees, and other persons under contract with the FI or the FI Agency, will comply with all laws, regulations, and rules applicable to the solicitation, sale, suitability, and servicing of Company products and will comply without GA's and the Company's rules and instructions, including, but not limited to, the Principles of Business Integrity ("PBI") as communicated in writing to the FI Agency from time to time.
         The FI shall be responsible for ongoing compliance with banking laws and regulations including those governing non-deposit sales.
         The FI Shall provide the Company access to review all insurance related books and records and to review the physical locations where any insurance activities of any sort occur to ensure compliance with all applicable laws and regulations. The FI authorizes the Company to perform compliance and market conduct audits.
         (e) Advertising and Marketing Materials: The FI represents that the FI Agency, and all persons under contract with the FI Agency, will utilize only advertising and marketing materials relating to the business underwritten by the Company which have been provided by the GA or the Company or approved in writing by the GA and the Company prior to their use. The FI agrees that it will not use the GA's name or the Company's name, trademark, logo, or the name of any affiliated company in any way or manner unless authorized in writing by the GA and the Company. The GA agrees that it will not use the FI's name, trademarks, or logo in any way or manner unless authorized in writing.
         Upon termination of the Contract, all advertising and sales promotion material relating to the products to be sold under this Agreement shall be promptly returned to the GA, or, if requested by the Company or the GA, destroyed.
         (f) Premiums: The FI agrees other than initial premiums (as described in Paragraph 5(k) above), no premiums may be received by the FI or any person under contract with the FI or the FI Agency, including, but not limited to Assigned Agents.
         (g) Books and Records: The FI agrees to ensure that all persons under contract with the FI Agency will maintain all insurance related books and records required by applicable laws and regulations and prudent standards of insurance recordkeeping in connection with the offer and sale of insurance and annuity products under this Contract. Such books and records shall be available for inspection, examination, and audit by appropriate governmental authorities and the GA or the Company at any and all reasonable times.
     All records and information pertaining to policyholders and individual insureds and annuitants shall be maintained and processed with due and careful regard for the confidentiality of such information. Records and information pertaining to policyholders, insureds, and

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annuitants shall not be disclosed without prior written approval of the GA and the Company or if such disclosure is expressly required by duly authorized federal or state regulatory authorities.
         (h) Investigations, Customer Complaints, and Litigation: The FI agrees to cooperate fully in any regulatory investigation, inquiry, inspection, or proceedings or in any judicial proceeding arising in connection with the products sold or attempted to be sold by the FI Agency or any person under contract with the FI Agency. The FI agrees to cooperate with the GA and the Company in resolving all customer complaints involving the FI, the FI Agency, or any persons under contract with the FI Agency, with respect to the insurance and annuity products sold under this Contract.
     Without limiting the foregoing, the FI agrees to promptly notify the GA and the Company of any customer complaint or notice of any regulatory inspection, inquiry, investigation, or proceeding, or judicial proceeding of which the FI becomes aware in connection with any transaction covered by this Contract. Any complaint letter or inquiry shall be forwarded immediately to the GA and to the Company's Customer Relations Department for handling.
         (i) Bond and Professional Liability Insurance: The FI Agency will acquire and maintain a fidelity bond and professional liability insurance satisfactory to the GA and the Company.
         (j) No Change to Contracts: Unless the Company shall agree otherwise in writing, no change in, modification of, amendment to or waiver of the provisions of any contract form provided to the FI for entering into contracts shall affect the rights or obligations of the Company hereunder.
         (k) No Change in the FI's Authority: The FI Agency shall have only such other authority as may be specifically granted in writing by the GA or an authorized officer of the Company from time to time, including authority over any matter involving the use of the GA or the Company name by the FI.
         (l) Policy Returns: All undelivered policies must be returned to the GA as required by the instructions and/or any rules and regulations of the GA or the Company. The FI agrees that the request to return a policy, or the cancellation of a policy, or the Company's return of any premium or premiums on a policy shall not give rise to any right of action on the part of the FI against the GA or the Company.
         (m) No Continuing Obligations to Submit/Issue Business: Acceptance of an application submitted by the FI Agency hereunder shall not in any way obligated the GA or the Company to accept any further applications submitted by the FI Agency, nor is the FI Agency obligated to submit to the GA or the Company any applications for insurance secured by the FI Agency. Referral of a Customer to the GA shall not obligate the FI Agency to refer future Customers to the GA, or require the GA to solicit and service future Customers of the FI Agency.
         (n) The FI Agency shall promote and encourage the sale and purchase of the Company's products to Customers of the FI. This shall be accomplished through recommendation of the Company, and endorsement by the appropriately licensed and authorized employees of the FI Agency, of the Company products through promotional material sent to the FI Customers, seminars for Customers, and other means at the sole discretion of the FI.
         (o) Customer Confidentiality:
                  (i) The FI agrees to keep and hold confidential any and all customer information provided to the FI, except to the extent the use or release of such information to employees of the FI Agency or the Assigned Agents shall be necessary to properly service any product issued in

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connection with the other provisions of this Contract. In no event will the FI release any such information to its sales force, any other agent, mailing list company or to any other individual or organization where the FI has reason to know or suspect that the information so released will be used for marketing or solicitation purposes.
                  (ii) The FI agrees that the GA or the Company may seek injunctive or other appropriate equitable relief for a breach or threatened breach of this paragraph.
                  (iii) The FI agrees that if the relationship between the FI and the Customer is terminated, or if the Customer requests, the GA and the Company shall no longer be subject to the Customer Confidentiality restrictions. The GA or the Company may rely on a written statement by the FI or by the Customer to confirm that the relationship between the FI and the Customer is terminated or that the Customer wishes to work with a party other than the FI.
                  (iv) Information is not Confidential if it (a) is now, or hereafter becomes, through no act or failure to act by the FI, generally known or available to the public; (b) is rightfully known by the FI at the time of receiving such information; (c) is furnished to others without restriction; (d) is hereafter rightfully furnished to the FI by a third party without, to the best knowledge of the FI, any breach of any confidentiality obligation; (e) is independently developed by the FI without any breach of this Contract; or (f) is required to be disclosed by the FI by judicial action or Customer authorization.

      7. Representations, Agreements, and Undertakings of the GA:
         (a) Customer Confidentiality:
                  (i) The Company and the GA agree to keep and hold confidential any and all Customer information submitted by the FI Agency, except to the extent the use or release of such information to employees of the GA or Company shall be necessary to properly service any product issued in connection with the other provisions of this Contract. In no event will the GA or the Company release any such information to other members of the GA's sales force, any other agent, mailing list company or to any other individual or organization where the GA or the Company has reason to know or suspect that the information so released will be used for marketing or solicitation purposes unless said Customer is a Company policyholder or insured unrelated to this Contract.
                  (ii) The GA and the Company acknowledge that applicants for Company products are Customers of the FI and that information regarding those clients, including, but not limited to, name, address and telephone numbers, is owned by the FI and provided to the GA solely in connection with the solicitation of applications for the Company's products and the issuance of said products by the Company, unless said Customer is a Company policyholder or insured unrelated to this Contract.
                  (iii) The GA and the Company agree the FI may seek injunctive or other appropriate equitable relief for a breach or threatened breach of this paragraph.
                  (iv) The FI agrees that if the relationship between the FI and the Customer is terminated, or if the Customer requests, the GA and the Company shall no longer be subject to the Customer Confidentiality restrictions. The GA or the Company may rely on a written statement by the FI or by the Customer to confirm that the relationship between the FI and the Customer is terminated or that the Customer wishes to work with a party other than the FI.
                  (v) Information is not Confidential if it (a) is now, or hereafter becomes, through no act or failure to act by the GA or the Company, generally known or available to the public; (b) is rightfully known by the GA or the Company at the time of receiving such

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information from the FI; (c) is furnished to others by the FI without restriction; (d) is hereafter rightfully furnished to the GA or the Company by a third party without, to the best knowledge of the GA or the Company, any breach of any confidentiality obligation to the FI; (e) is independently developed by the GA or the Company without any breach of this Contract; or (f) is required to be disclosed by the GA or the Company by judicial action or Customer authorization.
                  (vi) Information obtained by the GA or the Company in regard to policies issued by the Company shall remain the property of the GA and the Company.
                  (vii) This section shall not prohibit the GA or the Company from providing normal servicing and mass marketing materials to the Customers which are provided to all policyholders of the Company or the GA.
         (b) Solicitation and Service Support: (i) The GA shall assign insurance agents to the FI Agency ("Assigned Agents") and notify the FI Agency of such assignment; (ii) the Assigned Agents shall agree to provide priority service to the FI Customers; (iii) the GA will assure that the Assigned Agents assigned by the GA identify themselves to potential Customers as insurance agents of the Company in written and verbal presentations, including marketing material; (iv) the GA or the Assigned Agents shall provide sales and marketing support through the Company and the GA, including the processing of product applications; (v) the GA or the Assigned Agents shall prepare product proposals for the FI's Customers; (vi) the GA or the Assigned Agents shall provide motivation and promotion through training seminars and meetings with the FI's employees and Customers of the FI at the request of the FI; (vii) the GA or the Assigned Agents shall develop sales and marketing ideas and case design assistance for Customers of the FI; (viii) the GA or the Assigned Agents shall respond to questions from the FI and Customers on product underwriting and marketing; and (ix) the GA or the Assigned Agents shall provide sales and marketing training to the FI Agency regarding the products offered by the Company.
         (c)  Continued Obligations to Provide FI Agency with Information:
In the event of termination of the Contract, with or without cause, the GA and the Company agree to continue to provide the FI Agency with policy information for each and every policy placed with the Company by the FI Agency in the same manner that they each had provided during the time the Contract was in force. This provision is intended to allow the FI Agency, notwithstanding the fact that the Contract may have been terminated, to satisfactorily service its Customers' broader financial needs and continuing relationship. The FI agrees that if the relationship between the Customer and the FI is terminated, the GA and the Company shall no longer be obligated to provide information to the FI Agency pursuant to this paragraph. The GA and the Company may rely on a written statement by the FI or by the Customer to confirm that the relationship between the FI and the Customer is terminated. The Company may take appropriate action to continue to service Business in the event of Contract termination.
         (d) Books and Records: The GA agrees to maintain all books and records required by applicable laws and regulations and prudent standards of insurance recordkeeping in connection with the offer and sale of insurance and annuity products under this Contract. Such books and records shall be available for inspection, examination, and audit by appropriate governmental authorities and the FI at any and all reasonable times.
         All records and information pertaining to policyholders and individual insureds and annuitants shall be maintained and processed with due and careful regard for the confidentiality of such information. Records and information pertaining to policyholders, insureds, and

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annuitants shall not be disclosed without prior written approval of the FI or unless such disclosure is expressly required by duly authorized federal or state regulatory authorities or a properly executed authorization from the Customer.
         (e)  Assigned Agents: The GA and the Company agree that all
Assigned Agents involved in insurance transactions under this Contract hold and will maintain all state and other licenses required to perform the duties and obligations required by this Contract. The GA and the Company will ensure that said licenses are currently in good standing in each state or jurisdiction, and that no licenses have ever been revoked, suspended or rescinded in any jurisdiction, and that no licenses have ever been revoked, suspended or rescinded in any jurisdiction. If there is any change to these representations, the GA and the Company will notify the FI within (30) days. The GA and the Company will ensure that background checks are conducted to ensure that Assigned Agents soliciting applications under this Contract (i) are not the subject of any disciplinary proceeding or investigation in any state or jurisdiction and
(ii) have not been fined or disciplined by any insurance regulatory agency, the SEC, or the NASD, or convicted of any felony.
         The GA and the Company agree that they will process all insurance licenses and appointments in accordance with their standard procedures. The FI agrees that the GA and the Company may, in their sole discretion, refuse, terminate or discontinue any such license or appointment, with or without notice or cause.

                                  COMPENSATION

         8. Ordinary Business Commissions: Subject to the provisions of this Contract, on premiums duly paid to the Company on Ordinary Business secured hereunder, the Company and/or the GA will allow the properly licensed party designated by the FI Agency all commissions, fees and credits payable by the Company at rates applicable to the FI Agency under contract with the GA and the Company in accordance with the Schedule of Compensation published by the Company for the FI Agency, or such other form, schedule, or bulletin published by the Company which is intended to replace, substitute for, amend or supplement the current Schedule, in whole or in part, for compensation to the FI Agency, and which is in effect when such business is secured.
         All of the terms, requirements, and conditions contained in Commission Schedules published by the Company for Ordinary Business are hereby incorporated by reference and remain subject to change at the sole discretion of the Company.

         9. Group Business Commissions: Subject to the provisions of this Contract, on premiums duly paid to the Company on Group Business submitted hereunder, the GA and/or the Company will allow the FI Agency commissions and other compensation set forth in the Company's published FI Agency's Group Management Compensation Schedules, General Provisions Regarding Group Compensation, Group Pension Management Schedules, or any other form, schedule or bulletin published by the Company in effect when such Business is secured which is intended to replace, substitute for, amend, or supplement current schedules, in whole or in part, for Group Business. On all other Group Business, the commissions which the Company will allow the FI Agency will be determined in each case by a Single Case Commission Agreement entered into between the FI Agency, the GA, and the Company.

         All of the terms, requirements and conditions contained in Compensation Schedules published by the Company for Group Business are hereby incorporated by reference and remain subject to change at the sole discretion of the Company.

         10. Changes in Compensation: The Company has the right to change from time to time the schedules or provisions for compensation which are or may become part of this Contract. If the Company shall reduce the number or rate of commissions, a corresponding reduction shall automatically be operative as to commissions payable under this contract. Copies of such changes shall be published by the Company and forwarded by the GA to the FI and shall be only to business submitted and paid for after the effective date of such change. No compensation shall be allowed if prohibited by law or by ruling or regulation of any governmental body or agency. Compensation shall remain vested and payable to the FI Agency after termination of this Contract (providing the FI Agency remains legally authorized to receive said compensation).

         11. Accrual of Compensation: All compensation provided herein, by whatever name called, shall be payable only as the premiums on which it is based are paid to the Company, unless otherwise provided by the written rules of the Company. Compensation will be allowed hereunder only on policies issued by the Company and accepted by the applicant. The Company, in its discretion, may refuse to issue a policy. The refusal of the Company to issue or amend a policy shall not give the FI or any person under contract with the FI any claim or right against the GA or the Company.

         12. Payment of Compensation after Termination: Upon termination of this Contract, the GA, or the Company if the Contract is terminated as a result of the termination of the relationship between the GA and the Company, is authorized to pay any persons under contract with the FI Agency any compensation which may be due or thereafter become due in accordance with the terms of the copies of such contracts and any amendments thereto on file at the Home Office of the Company and to offset any compensation so paid against any compensation payable to the FI Agency under the provisions of this Contract.

         13. Refunding of Compensation: If the Company shall refund any premium on any policy issued on an application secured by the FI or any person under contract with the FI Agency, the FI shall repay the GA or the Company or demand any compensation received on such premium. The Company alone shall determine the appropriateness of a refund of premium on any policy it issues, and its determination shall be binding on the FI and on any person under contract with the FI. Any compensation allowed under the rules of the Company on any premium not paid to the Company shall be repaid to the GA or the Company on demand. Until repaid in full, the amount of such compensation shall constitute an obligation of the FI to the GA or the Company if the Contract between the GA and the Company is terminated.

         14. Compensation Defined by Right of Offset: All compensation which is or may be allowed under this Contract is subject to the right of the GA to receive an apply such amount on account of all obligations and liabilities of the FI to the GA, whether arising out of this Contract or otherwise, and on account of all liabilities, damages, costs or expenses which the GA may sustain or be liable for by reason of any act of failure to act on the part of the FI or on the part of persons in the employ of or under contract with the FI. If this Contract is terminated by reason of the termination of the Contract between the GA and the Company, the FI agrees that the Company shall have the same rights under this paragraph as the GA had before the termination of this Contract.

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                               GENERAL PROVISIONS

         15. Assignment: Any assignment made by the FI of this Contract or of any claims or rights accrued or to accrue hereunder shall be void unless assented to in writing by the GA and the Company. Any assignment with the assent of the GA and the Company shall be subject to the prior rights of the GA and the Company under this Contract.

         16. Indemnification: The GA and the Company hereby agree to indemnify and hold harmless the FI and each of the FI's employees and person under contract with the FI against any losses, expenses (including reasonable attorneys' fees and court costs), damages or liabilities to which the FI, its employees or persons under contract with the FI become subject, insofar as such losses, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon the GA's or the Company's performance, non-performance or breach of this Agreement, or are based upon any untrue statement contained in, or material omission from, a product issued by the Company.

                  The FI shall indemnify and hold harmless the GA and the Company, their employees and representatives, from and against all manner of actions, suits, damages, losses, liabilities, judgments, settlements, costs and expenses of any nature whatsoever (including reasonable attorneys' fees and court costs), or causes of action, asserted or brought by anyone, resulting or arising out of or based upon an allegation or finding of (i) any act or omission of the FI, or any person under contract with the FI, in connection with the offer or sale of any product; (ii) any misrepresentation, breach of warranty or failure to fulfill any covenant, warranty, or obligation made or undertaken by the FI, or any person under contract with the FI, hereunder; (iii) any breach of this Contract; (iv) any breach of any federal or state law or regulation, including, but not limited to, those concerning the distribution of products by financial institutions.

         17. Non-Hiring Provision: The GA agrees not to solicit the employment of or hire any executive of the FI without the written consent of the FI while the Contract is in effect and for a period of two (2) years after the termination of this Contract. The FI agrees not to solicit the employment of or to hire any employee or independent contractor of the GA or the Company (including General Agents and Agents) without the written consent of the Company and the GA while the Contract is in effect and for a period of two (2) years after the termination of this Contract.

                       PROVISIONS RELATING TO THE CONTRACT

         18. Forbearance Not a Waiver: No act or forbearance of failure by the GA or the Company to insist upon prompt performance by the FI on any condition of this Contract, either express or implied, shall be construed as a waiver by the GA or the Company of any of their rights hereunder.

         19. Entire Agreement, Amendment of Modification: The provisions of this Contract constitute the entire agreement between the parties with regard to all matters herein and all other matters ordinarily found in such a contract. No other written or oral agreements, conditions or representations have been made, expressed or implied, in connection with the Contract. Unless required by law, this Contract may be amended or modified in whole or in part only by a writing signed by both parties. Compensation schedules may be modified by the Company in its sole discretion.

         20. Applicable Law: This Contract will be governed by and construed under the laws of the Commonwealth of Massachusetts. The Contract will bind the heirs, executors and administrators and assigns of the FI and the successors and assigns of the GA and the Company.

         21. Arbitration: All disputes or claims arising out of this Contract are exclusively subject to arbitration under the rules of either the American Arbitration Association ("AAA") or the National Association of Securities Dealers Regulation, Inc. ("NASDR"), whichever the parties shall agree upon, whose decision shall be binding on the parties to this Agreement. The parties agree that they will each use their best efforts to attempt to resolve the dispute through mediation services provided by the AAA or NASDR before utilizing arbitration. Each party shall be responsible for its own attorneys' fees and costs.

         Termination: This Contract shall terminate, with or without cause, upon the earlier of-

(a)   Written Agreement of the parties; or
(b) Date of mailing of written notice of termination by either party to the other party, such notice being mailed to the last known post office address; or
(c)   Death or dissolution of either party; or
(d)   Material breach of this Contract; or
(e) Suspension, revocation, cancellation or rescission of any state insurance license or NASD license or registration of the FL; or
(f) On the date the FL, or any subsidiary or affiliate of the FI that is a party to the Contract, declares or is declared bankrupt, whichever event occurs first; or
(g) On the date the Contract between the GA and the Company is terminated for any reason whatsoever.
     Neither in the notice of termination nor at any other time shall the party terminating the Contract be required to give any reason or cause for termination, it being the agreement of the parties that this Contract may be terminated at will by the other, with or without cause.

        Both parties agree that this Contract may be terminated at will.

23. Captions: The paragraph captions within this Contract are for convenience only. Captions have not meaning or interpretation of any provision of this Contract.

24. Severability: In the event that any provision of this Contract is judicially determined to be enforceable or invalid, such a determination shall have no effect on the remaining provisions hereof.

25. Effective Date: This Contract shall be effective as of December 1, 2000, and shall supersede all previous contracts between the parties authorizing the solicitation or submission of applications for Business.

         IN WITNESS WHEREOF, The parties hereto have executed this Contract in triplicate, the day and year first above written.

                             Financial Institution


                             CESTATEE BANCSHARES. INC.
                             -----------------------------------

                             By (Print Name): /s/ Philip Hester
                             Philip Hester
                             -------------------------------------------

                             Its (Print Title):
                             President & CEO
                             -------------------------------------------

                             Attach List of Insurance Subsidiaries and
                             Affiliates on Exhibit A

                             GENERAL AGENT

                             /s/ Stephen Squires
                             -------------------------------------------

                             Print Name:
                             Stephen Squires
                             -------------------------------------------

                      [Contract and Signatures Continue on Next Page]

                             Massachusetts Mutual Life Insurance Company



                             /s/ Edward D. Yarman
                             -------------------------------------------
                             AGENCY SECRETARY



                             MML Bay State Life Insurance Company



                             /s/ Edward D. Yarman
                             -------------------------------------------
                             AGENCY SECRETARY



                             C.M. Life Insurance Company



                             /s/ Edward D. Yarman
                             -------------------------------------------
                             AGENCY SECRETARY

                     [Contract Continues on Next Page]

Name of Financial Institution:                       Chestatee Bancshares, Inc.
                                            ------------------------------------

Address of Financial Institution:                    6639 Highway 53 East
                                            ------------------------------------

                                                     Dawsonville, GA  30534
                                            ------------------------------------



Contact Person at Financial Institution:             Philip Hester
                                            ------------------------------------

Phone Number of Contact Person at Financial Institution:       706-216-2265
                                                          ----------------------

Tax Identification Number:                                    58 253 5333
                                            ------------------------------------


[Check Applicable Item Below]


____ FinancialInstitution has Insurance licenses in all states where its registered representatives will be offering Products.

____ FinancialInstitution has no insurance licenses and will offer the Products through the insurance agencies listed on Schedule C.

____ FinancialInstitution has insurance licenses in the states listed below and will offer the Products in other states through the insurance agencies listed on the Schedule C. (List state(s) where Financial Institution has insurance licenses).

             Amendment to the Career Agency System Banking Contract


         The undersigned parties to the Career Agency System Banking Contract dated the 1st day of December, 2000, do hereby agree to the following Contract amendment:

         Section 16, second paragraph, shall be amended to read as follows:

         "The FI shall indemnify and hold harmless the GA and the Company, their employees and representatives, from and against all manner of actions, suits, damages, losses, liabilities, judgments, settlements, costs and expenses of any nature whatsoever (including reasonable attorney's fees and court costs), or causes of action, asserted or brought by anyone, resulting or arising out of or finding of (i) any act or omission of the FI, its employees or any independent contractor of the FI, in connection with the offer or sale of any product; (ii) any misrepresentation, breach of warranty or failure to fulfill any covenant, warranty, or obligation made or undertaken by the FI, its employees or any independent contractor of the FI, hereunder, (iii) any breach of this Contract; (iv) any breach or violation of any of the policies communicated by the Company to the FI in writing; or (v) any material breach of any federal or state law or regulation, including, but not limited to, those concerning the distribution of products by financial institutions."

         The parties hereto have executed this Amendment to the Career Agency System Banking Contract effective as of the 1st day of December, 2000.


Financial Institution                            Financial Institution Agency
CHESTATEE BANCSHARES, INC.

/s/ Philip Hester
------------------------------------             ----------------------------

Its:     President & CEO                    Its:
     -------------------------------             ----------------------------


General Agent


/s/ Stephen Squires
-------------------

                       [Signatures Continue on Next Page]

Massachusetts Mutual Life Insurance Company


/s/ Edward D. Yarman
------------------------------------
AGENCY SECRETARY



C.M. Life Insurance Company


/s/ Edward D. Yarman
------------------------------------
AGENCY SECRETARY



MML Baystate Life Insurance Company


/s/ Edward D. Yarman
------------------------------------
AGENCY SECRETARY